UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2012

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Principal Financial Officer

Mr. David E. Adante, Executive Vice President, Chief Financial Officer and Secretary of The Davey Tree Expert Company (the “Company”), notified the Company on February 3, 2012 of his intention to retire effective on or about March 15, 2013. Mr. Adante was elected Executive Vice President, Chief Financial Officer and Secretary in May 1993.

Retirement of Senior Vice President and General Manager of Davey Tree Surgery Company

Mr. Howard D. Bowles, Senior Vice President and General Manager of Davey Tree Surgery Company (a wholly-owned subsidiary of the Company), also notified the Company on February 3, 2012 that he has elected to retire effective on or about March 31, 2012. Mr. Bowles was elected Senior Vice President and General Manager of Davey Tree Surgery Company in January 2000.

The Company has initiated a process to identify candidates to replace Messrs. Adante and Bowles and expects to have their successors in place before their scheduled retirement dates.

* * * * *

This current report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue" or the negative of these terms or other comparable terminology. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements. Forward-looking statements are necessarily based upon various assumptions involving judgments with respect to the future and other risks, including, among others: local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments.

These risks and uncertainties are further discussed in the reports that The Davey Tree Expert Company has filed with the Securities and Exchange Commission (the “SEC”). These reports are available through the EDGAR system free-of-charge on the SEC's website at http://www.sec.gov and via hyperlink to the SEC's website on The Davey Tree Expert Company's web site at http://www.davey.com.

We are under no duty to update any of the forward-looking statements after the date of this current report on Form 8-K to conform these statements to actual future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY
By:	/s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officer and Secretary
(Principal Financial Officer)

Date: February 8, 2012

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